EX-99.906CERT

MFS INVESTMENT GRADE MUNICIPAL TRUST

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, David L. DiLorenzo, certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of MFS Investment Grade Municipal Trust (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 15, 2016	DAVID L. DILORENZO
David L. DiLorenzo
Treasurer (Principal Financial Officer and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

MFS INVESTMENT GRADE MUNICIPAL TRUST

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Robin A. Stelmach, certify that, to my knowledge:

1.	The Form N-CSR (the “Report”) of MFS Investment Grade Municipal Trust (the “Registrant”) fully complies for the period covered by the Report with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 15, 2016	ROBIN A. STELMACH
Robin A. Stelmach
President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.